__________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________________________________________________

FORM 8-K

__________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2018

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1933 Cliff Drive, Suite 1 Santa Barbara, CA	93109
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 29, 2018, Parscale Digital Inc. (the “Borrower”), a wholly-owned subsidiary of CloudCommerce, Inc., issued a secured promissory note (the “Note”) in the principal amount of seven hundred and fifty thousand ($750,000) in favor of P2Binvestor, Incorporated (the “Noteholder”).

Interest on the unpaid principal balance of the Note accrues at an annual rate of 18%, subject to a default interest rate of 27%. Borrower shall remit to Noteholder monthly payments in accordance with the terms of the Note. All unpaid principal and accrued but unpaid interest thereon, and any fees or other amounts due, under the Note shall be due and payable in full on June 30, 2019. The Borrower may prepay any principal amounts due under the Note in whole or in part at any time or from time to time without penalty or premium.

The Note contains certain events of default, including, failure to timely pay any amounts due under the Note and breach of representations and warranties. All payments of principal, interest and other amounts under the Note are payable immediately upon written demand by the Noteholder to the Borrower upon the occurrence of an event of default and at any time thereafter during the continuance of such event of default.

In connection with the issuance of the Note, the Borrower entered into a security agreement (the “Security Agreement”) pursuant to which it granted a security interest in certain collateral of the Borrower to secure the payment and performance of the Secured Obligations, as defined in the Security Agreement.

The foregoing description is a summary of the Note and the Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Note and Security Agreement, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Secured Promissory Note, dated June 29, 2018, issued by Parscale Digital Inc. to P2Binvestor, Incorporated.
10.2	Security Agreement, dated June 29, 2018, between Parscale Digital Inc. and P2Binvestor, Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: July 12, 2018	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer